                                  AMENDMENT TO
                             SHAREHOLDERS' AGREEMENT

     This Amendment (the "AMENDMENT") is entered into as of September 24, 1999 and amends that certain Shareholders' Agreement (the "AGREEMENT") made and entered into as of the 2nd day of October, 1998 among U.S. RealTel, Inc., an Illinois Corporation, Craig M. Siegler, Siegler Corp., an Illinois Corporation, Stanley Siegler, Steven Siegler, the Florence Skolnik Siegler Foundation, Jordan E. Glazov, individually and as joint tenant with Sheila N. Glazov, Perry H. Ruda, Jo & Co., an Indiana general partnership, the Oliver family trusts identified on the signature pages hereto, Access Financial Group, Inc., Ross J. Mangano and James Hart.

                                   AGREEMENTS

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Upon issuance of any shares of the Company's common stock to Troon & Co. upon conversion of that certain Convertible Promissory Note dated September 24, 1999 from the Company payable to Troon & Co., Joseph D. Oliver Trust GO Cunningham Trust, Joseph D. Oliver Trust James Oliver II Trust, Joseph D. Oliver Trust Joseph D. Oliver, Jr. Trust and Joseph D. Oliver Trust Susan C. Oliver Trust, Troon & Co. shall be deemed to be and shall have all of the rights and obligations of a "Shareholder" pursuant to the Agreement.

     2. In all other respects, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                               U.S. REALTEL, INC.


                               By: /s/ Perry H. Ruda
                                   -----------------------------

                               Its:  Chairman
                                   -----------------------------


                               /s/ Craig M. Siegler
                               ---------------------------------
                               Craig M. Siegler


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                               SIEGLER CORP.


                               By: /s/ Craig M. Siegler
                                   -----------------------------

                               Its:  Chairman
                                   -----------------------------

                               /s/ Stanley Siegler
                               ---------------------------------
                               Stanley Siegler


                               /s/ Steven Siegler
                               ---------------------------------
                               Steven Siegler


                               FLORENCE SKOLNICK SIEGLER FOUNDATION


                               By: /s/ Craig M. Siegler
                                   -----------------------------

                               Its:  President
                                   -----------------------------

                               /s/ Jordan E. Glazov
                               ---------------------------------
                               Jordan E. Glazov, individually and joint
                               tenant, with Sheila N. Glazov

                               /s/ Sheila N. Glazov
                               ---------------------------------
                               Sheila N. Glazov, as joint tenant with Jordan
                               E. Glazov

                               /s/ Perry H. Ruda
                               ---------------------------------
                               Perry H. Ruda


                               JO & CO.


                               By: /s/ Ross J. Mangano
                                   -----------------------------

                               Its:  President
                                   -----------------------------


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

                               JOSEPH D. OLIVER TRUST -
                               GO CUNNINGHAM FUND

                               By:  /s/ Ross J. Mangano
                                    -----------------------------------
                               Ross J. Mangano, as Trustee


                               JOSEPH D. OLIVER TRUST -
                               JAMES OLIVER II FUND

                               By:  /s/ Ross J. Mangano
                                    -----------------------------------
                                        Ross J. Mangano, as Trustee


                               JOSEPH D. OLIVER TRUST -
                               JOSEPH D. OLIVER JR. FUND

                               By:  /s/ Ross J. Mangano
                                    -----------------------------------
                                        Ross J. Mangano, as Trustee


                               JOSEPH D. OLIVER TRUST -
                               SUSAN C. OLIVER FUND

                               By:  /s/ Ross J. Mangano
                                    -----------------------------------
                                        Ross J. Mangano, as Trustee


                               ACCESS FINANCIAL GROUP, INC.


                               By:  /s/ Mark J. Grant
                                    -----------------------------------

                               Its:
                                    -----------------------------------

                               /s/ Ross J. Mangano
                               ----------------------------------------
                               Ross J. Mangano

                               /s/ James Hart
                               ----------------------------------------
                               James Hart


                               TROON & CO.

                               By: /s/ Ross J. Mangano
                                   ------------------------------------
                                   Ross J. Mangano, Trustee & Partner


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